                                                                      Exhibit 24

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Joy E. Hansen and Timothy J. Schmitt his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his name and on his behalf, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Newmont Mining Corporation (the "Corporation") to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, including power and authority to sign his name in any and all capacities (including his capacity as a Director and/or Officer of the Corporation) to the Annual Report on form 10-K of the Corporation for the fiscal year ended December 31, 1999 and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 28th day of March, 2000.

     Signature                                         Title
     ---------                                         -----


/s/ Ronald C. Cambre                    Chairman, Chief Executive Officer
----------------------------------      and Director
Ronald C. Cambre                        (Principal Executive Officer)


/s/ James T. Curry, Jr.                 Director
-----------------------------------
James T. Curry, Jr.


/s/ Joseph P. Flannery                  Director
-----------------------------------
Joseph P. Flannery


/s/ Leo I. Higdon, Jr.                  Director
------------------------------------
Leo I. Higdon, Jr.


/s/ Robert J. Miller                    Director
------------------------------------
Robert J. Miller

/s/ Wayne W. Murdy                      President and Director
------------------------------------
Wayne W. Murdy


/s/ Robin A. Plumbridge                 Director
------------------------------------
Robin A. Plumbridge


/s/ Robert H. Quenon                    Director
------------------------------------
Robert H. Quenon


/s/ Moeen A. Qureshi                    Director
------------------------------------
Moeen A. Qureshi


/s/ Michael K. Reilly                   Director
------------------------------------
Michael K. Reilly


/s/ James V. Taraniki                   Director
------------------------------------
James V. Taranik


/s/ William I. M. Turner, Jr.           Director
------------------------------------
William I. M. Turner, Jr.


/s/ Bruce D. Hansen                     Senior Vice President and Chief
------------------------------------    Financial Officer (Principal
Bruce D. Hansen                         Financial Officer)


/s/ Linda K. Wheeler                    Vice President and Controller
------------------------------------    (Principal Accounting Officer)
Linda K. Wheeler






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